SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  February 10, 1999


                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-19635

           Delaware                                      33-0326866
(State or other jurisdiction of             (IRS Employer Identification Number)
incorporation or organization)


                 3550 General Atomics Court, San Diego, CA 92121
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (619) 455-2700
              (Registrant's telephone number, including area code)


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                               GENTA INCORPORATED

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS


Item 4.        Changes in Registrant's Certifying Accountant


Signature



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ITEM 4.        Changes in Registrant's Certifying Accountant

        On November 3, 1998, Genta Incorporated (the "Registrant") filed a Form 8-K announcing that Ernst & Young LLP had resigned as the Registrant's principal independent accountant on October 28, 1998.

        On February 10, 1999, Genta Incorporated (the "Registrant") engaged Deloitte & Touche LLP ("D&T") as the principal accountant to audit the Registrant's financial statements.

         During the Registrant's fiscal years ending December 31, 1996 and December 31, 1997 and the subsequent interim period preceding the engagement of D&T, neither the Registrant nor anyone on its behalf consulted D&T regarding the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, which consultation resulted in the providing of a written report or oral advice concerning the same to the Registrant that D&T concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 11, 1999


                                        GENTA INCORPORATED



                                        /s/ Kenneth G. Kasses, Ph.D.
                                        ----------------------------
                                        Kenneth G. Kasses, Ph.D.
                                        President, Principal Executive Officer
                                        and Chairman of the Board


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